                                                                  EXHIBIT 10.4.5


                       AMENDMENT NO. 5 TO CREDIT AGREEMENT

                AMENDMENT NO. 5, dated as of October 5, 2001 (this "Amendment") to Credit Agreement, by and among Private Business, Inc., a Tennessee corporation (the "Borrower"), the Lenders and Fleet National Bank, as the Initial Issuing Bank, the Swing Line Bank and the Administrative Agent.

                             PRELIMINARY STATEMENTS

                (A) The Borrower, the Lenders and Fleet National Bank, as the Initial Issuing Bank, the Swing Line Bank and the Administrative Agent, are parties to the Credit Agreement, dated as of August 7, 1998 (as amended to the date hereof, the "Credit Agreement").

                (B) The Borrower has requested that the Administrative Agent and Lenders extend the time period set forth in Amendment No. 4 to Credit Agreement, dated as of June 30, 2001 ("Amendment No. 4"), for the execution and delivery of a Mortgage with respect to each parcel of real property owned by the Borrower or any of its Subsidiaries as more fully set forth below and the Administrative Agent and the Lenders are willing to do so on the terms and conditions set forth herein.

                (C) The terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE 1. Amendment to Credit Agreement.

        Section 6.1(d) of Amendment No. 4 is amended by deleting the words "60 days" and replacing them with the words "120 days".

ARTICLE 2. Confirmations and References.

        Section 2.1. Continuing Effect. The Credit Agreement and the other Loan Documents delivered in connection therewith are, and shall continue to be, in full force and effect, and are hereby ratified and confirmed in all respects, except that, on and after the date hereof, (a) all references in the Loan Documents (i) to the "Credit Agreement," "thereto," "thereof," "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby and (ii) to the "Loan Documents" shall be deemed to include this Amendment; and (b) all references in the Credit Agreement to "this Agreement," "hereto," "hereof," "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

        Section 2.2. Confirmation of Liens. The Liens granted pursuant to the Collateral Documents secure, without limitation, the Obligations of the Borrower and its Subsidiaries to the Lenders and the Administrative Agent under the Credit Agreement as amended by this Amendment. The term "Obligations" as used in the Collateral Documents (or any other term used therein to refer to the liabilities and obligations of the Borrower and its Subsidiaries to the

Lenders and the Administrative Agent), include, without limitation, Obligations to the Lenders and the Administrative Agent under the Credit Agreement as amended by this Amendment.

        Section 2.3. Amendment. This Amendment shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and conditions of, and terms defined in, this Amendment are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein.

ARTICLE 3. Condition to Amendment.

        The effectiveness of the amendment contained in Article 1 shall be subject to the fulfillment of the following condition precedent: the Borrower, the Required Lenders and Revolving Credit Lenders holding greater than 50% of the aggregate Revolving Credit Commitments shall have executed and delivered to the Administrative Agent this Amendment.

ARTICLE 4. Miscellaneous.

        Section 4.1. Continued Effectiveness. Except as specifically amended herein, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

        Section 4.2. Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of New York.

        Section 4.3. Severability. The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment in any jurisdiction.

        Section 4.4. Counterparts. This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be as effective as delivery of an originally executed counterpart.

        Section 4.5. Binding Effect; Assignment. This Amendment shall be binding upon and inure to the benefit of the Borrower and its respective successors and to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. The rights and obligations of the Borrower under this Amendment shall not be assigned or delegated without the prior written consent of the Lenders, and any purported assignment or delegation without such consent shall be void.

        Section 4.6. Expenses. The Borrower shall pay the Administrative Agent upon demand for all reasonable expenses, including reasonable fees of counsel for the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any documents required to be furnished herewith.

                            [Signature Pages Follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized on the date first above written.

                                            PRIVATE BUSINESS, INC.,
                                            AS BORROWER

                                            By:  /s/ Fred P. Read
                                                 -------------------------
                                            Title: Chief Financial Officer
                                                   -----------------------

                                            ACKNOWLEDGED AND CONSENTED TO:

                                            PRIVATE BUSINESS INSURANCE, INC.
                                            PRIVATE BUSINESS CAPITAL, INC.
                                            PRIVATE BUSINESS PROCESSING, INC.
                                            TOWNE SERVICES, INC.
                                            BANKING SOLUTIONS, INC.
                                            BSI ACQUISITION CORP.
                                            IMAGING INSTITUTE, INC.
                                            FORSEON CORPORATION


                                            By:  /s/ Fred P. Read
                                                 -------------------------
                                            Title: Chief Financial Officer
                                                   -----------------------




         [PRIVATE BUSINESS, INC. - AMENDMENT NO. 5 TO CREDIT AGREEMENT]

                                            FLEET NATIONAL BANK,

                                            AS INITIAL ISSUING BANK,
                                            AS SWING LINE BANK,
                                            AS ADMINISTRATIVE AGENT AND
                                            AS LENDER


                                            By:  /s/ Stephen M. Curran
                                                 ---------------------
                                            Title: Director
                                                   -------------------





         [PRIVATE BUSINESS, INC. - AMENDMENT NO. 5 TO CREDIT AGREEMENT]

                                       CITIZENS BANK OF MASSACHUSETTS,
                                       AS LENDER


                                       By:
                                          -------------------------------
                                       Title:
                                             ----------------------------







         [PRIVATE BUSINESS, INC. - AMENDMENT NO. 5 TO CREDIT AGREEMENT]

                                       PILGRIM PRIME RATE TRUST,
                                       AS LENDER

                                       By: Pilgrim Investments, Inc.,
                                       as its Investment Manager


                                       By:
                                          -------------------------------
                                       Title:
                                              ---------------------------










         [PRIVATE BUSINESS, INC. - AMENDMENT NO. 5 TO CREDIT AGREEMENT]

                                       LASALLE BANK NATIONAL ASSOCIATION,
                                       AS LENDER


                                       By:  /s/ Todd Kostelnik
                                            --------------------------
                                       Title: Assistant Vice President
                                              ------------------------











         [PRIVATE BUSINESS, INC. - AMENDMENT NO. 5 TO CREDIT AGREEMENT]

                                       CREDIT LYONNAIS NEW YORK BRANCH,
                                       AS LENDER


                                       By:
                                          -------------------------------
                                       Title:
                                              ---------------------------









         [PRIVATE BUSINESS, INC. - AMENDMENT NO. 5 TO CREDIT AGREEMENT]